Exhibit 10.1

INDEPENDENT BANK CORPORATION

AMENDED AND RESTATED DEFERRED COMPENSATION AND
STOCK PURCHASE PLAN FOR NONEMPLOYEE DIRECTORS

1.             Purpose.  The Independent Bank Corporation Deferred Compensation and Stock Purchase Plan for Nonemployee Directors ("Plan") has been adopted to provide an opportunity for each nonemployee director of Independent Bank Corporation ("IBC") and IBC subsidiaries to defer his or her director fees or to increase, on a current basis, his or her ownership of shares of IBC's common stock.

2.             Eligibility.  Each director of IBC or a subsidiary of IBC which adopts this Plan ("Subsidiary”) who is not an officer or employee of IBC or of any Subsidiary is eligible to participate in the Plan ("Eligible Director").

3.             Administration.  The Plan shall be administered by the Personnel Committee (the "Plan Administrator"), who shall have the authority to interpret the Plan and to adopt procedures for implementing the Plan.  References to an Eligible Director's retirement or termination of service as an Eligible Director shall be interpreted in a manner consistent with the term "separation from service" as such term is defined under Section 409A of the Internal Revenue Code of 1986, as amended.

4.             IBC Common Stock.  The shares of stock subject to purchase or the equivalent to be credited to a participant's account under the Plan shall be the shares of IBC's no par value common stock (the "IBC Common Stock").  Shares issued and delivered to participants under the Plan may be either newly issued shares or shares purchased by IBC and reissued.  Subject to adjustment as described below, the maximum number of shares of Common Stock that may be purchased or credited under the Plan  is 320,000.  If IBC shall at any time increase or decrease the number of its outstanding shares of IBC Common Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in IBC Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification, or recapitalization involving the IBC Common Stock, or in case of the merger or consolidation of IBC with or into another organization, then, in any such event, the numbers, rights and privileges of the shares issuable or credited under the Plan shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid, and nonassessable at the time of such occurrence.

5.             Compensation Affected by Participation in the Plan.  An Eligible Director may specify in his or her Election to Participate that all, but not less than all, of an Eligible Director's meeting fees and all or part (in integral multiples of 10%) of an Eligible Director's annual retainer fees that would otherwise be payable in cash by IBC or a Subsidiary for his or her service for the calendar year following the year in which an Election to Participate is filed, or (a) in the case of an Eligible Director who files an Election to Participate within thirty (30) days of when he or she first becomes an Eligible Director, or (b) in the case of an Eligible Director who files an Election to Participate and have his or her fees credited to a Current Stock Purchase Account and with respect to the fees allocated to that Current Stock Purchase Account only, for that portion of the calendar year following the filing of that Election to Participate, and for all subsequent calendar years while the Election to Participate remains in effect, shall be subject to the terms of the Plan ("Plan Fees").

6.             Election to Participate.  An Eligible Director becomes a participant in the Plan by filing an "Election to Participate" with the Plan Administrator not later than (except as provided in the following sentence) December 31 of the year preceding the calendar year with respect to which the Eligible Director wishes to commence participation in the Plan.  An Eligible Director may become a participant in the Plan during the first calendar year in which he or she first becomes an Eligible Director by filing an Election to Participate within thirty (30) days of first becoming an Eligible Director, and an Eligible Director may file an Election to Participate with respect to Plan Fees to be allocated to a Current Stock Purchase Account at any time during a calendar year.  Once filed, the Election to Participate shall continue to be effective (i) until the participant ceases to be an Eligible Director, (ii) until he or she files a subsequent Election to Participate revising any of the terms of the last election filed, or (iii) until he or she terminates an Election to Participate in the Plan by written notice to the Plan Administrator.  Termination of participation shall be effective immediately at the time a participant ceases to be an Eligible Director.  Other terminations of participation and changes in election shall be effective with respect to calendar years commencing after the calendar year in which the change in Election to Participate or termination notice is given.  An Eligible Director who has filed a notice of termination of participation may thereafter elect to begin participating for any subsequent calendar year or years by filing a new Election to Participate.  For all participants who are directors of IBC, all Elections to Participate must be made in compliance with Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the rules and regulations promulgated thereunder.

7.             Contents of Election to Participate.  An Election to Participate shall be made on a form prescribed by the Plan Administrator.  The Election to Participate shall indicate the following:  (i) the participant's Plan Fees; (ii) one of the following three accounts to which the participant wishes to have his or her Plan Fees credited (a) the Current Stock Purchase Account, (b) the Deferred Cash Investment Account, or (c) the Deferred Stock Account; (iii) the name or names of the participant's beneficiary or beneficiaries; (iv) if the participant elects the Deferred Stock Account or the Deferred Cash Investment Account, whether distributions are to be in a lump sum or in installments; and (v) if the participant has selected the Deferred Stock Account, whether lump sum distributions are to be made in cash, IBC Common Stock or a combination thereof.

8.             Credits to Account.  On the first day of each calendar quarter (the "Credit Date"), a participant shall receive a credit to his or her account under the Plan in an amount equal to the participant's Plan Fees earned during that quarter (the "Credited Amount").  Except as otherwise specifically provided in this Plan, transfers are not permitted between accounts.

9.             Current Stock Purchase Account.  If a participant has in effect on a Credit Date an Election to Participate specifying the Current Stock Purchase Account, on that Credit Date, the Credited Amount will be credited to a Current Stock Purchase Account for the benefit of the participant and will be used, together with any other cash credited to the account, to acquire directly from IBC, at a price per share equal to Fair Market Value on the Credit Date, as many whole shares of IBC Common Stock as possible using the funds credited to the Current Stock Purchase Account of that participant.  The shares will be issued to the participant within five (5) business days after the Credit Date, provided that no shares may be sold, conveyed, assigned, pledged, or otherwise transferred by the participant until the expiration of six (6) months after the Credit Date.  Any Credited Amount remaining in a participant's account will be carried forward for investment under the terms of the Plan at the next Credit Date, unless a participant shall have terminated his or her participation in the Plan in which case such cash balance will be distributed at the next time shares are to be issued to the participant under this section of the Plan.

10.           Credits to Deferred Cash Investment Account.  If a participant has in effect on a Credit Date an Election to Participate specifying the Deferred Cash Investment Account, on that Credit Date, the Credited Amount will be credited to a Deferred Cash Investment Account for the benefit of the participant.  In addition, an "Appreciation Factor" (as herein defined) will be credited on the Credit Date to the account as to all funds that were credited to the account for the entire quarter that ends on the Credit Date just as if such funds had been invested during the quarter and earning at the rate of the applicable Appreciation Factor.  Initially, the Appreciation Factor available under the Plan will be a rate of interest equal to the rate of interest paid by Independent Bank on its 6-month certificates of deposit issued on the business day nearest the beginning of the quarter for which the Appreciation Factor is to be credited.  The Appreciation Factor may be changed from time to time by resolution of the IBC Board of Directors but it may not exceed the prime rate of interest charged by Independent Bank.

11.           Credits to Deferred Stock Account.  If a participant has in effect on a Credit Date an Election to Participate specifying the Deferred Stock Account, on that Credit Date, the Credited Amount will be credited to the Deferred Stock Account for that participant and shall be converted into "IBC Stock Units" which shall be equal in number to the number of shares (rounded to the nearest 100th of a share) determined by dividing the Credited Amount by the Fair Market Value of a share of IBC Common Stock on the Credit Date.  In addition, each time a dividend is paid on IBC Common Stock, a participant shall receive a credit to his or her Deferred Stock Account.  The amount of the dividend credit shall be a number of IBC Stock Units equal to the number of shares (rounded to the nearest 100th of a share) determined by multiplying the dividend amount per share by the number of IBC Stock Units credited to the participant's Deferred Stock Account as of the record date for the dividend and dividing the product by the Fair Market Value on the dividend payment date.

12.           Distribution of Deferred Account Balances.  No amount credited to a participant's Deferred Cash Investment Account or a participant's Deferred Stock Account shall be distributed prior to the termination of his or her service as an Eligible Director.

(a)           Retirement-Deferred Cash Investment Account.  If a participant retires from service as an Eligible Director, the participant's Deferred Cash Investment Account shall be distributed to the participant commencing as of January 15 of the year which occurs after the end of the year in which the participant retired from service as an Eligible Director.  Distribution of the Deferred Cash Investment Account may be made in a lump sum, in five (5) annual installments or ten (10) annual installments, payable as of January 15 of each year during the distribution period, consistent with the participant's first filed Election to Participate.  A retired director's Deferred Cash Investment Account balance during any distribution period shall continue to be adjusted by an Appreciation Factor just as if the director had not retired.  After adjusting the retired director's Deferred Cash Investment Account by the Appreciation Factor each year, the account balance will be divided by the number of annual installments yet to be paid or distributed to the retired director and the quotient will be the distribution to be made to the retired director at that time.

(b)           Retirement-Deferred Stock Account - Lump Sum Distribution.  Unless a participant has elected pursuant to his or her Election to Participate to receive payment of his or her Deferred Stock Account in installments, IBC Stock Units credited to the participant's Deferred Stock Account shall be payable, in full, in whole shares of IBC Common Stock (together with cash in lieu of a fractional share), on January 15 of the year which occurs after the end of the fiscal year in which the participant retired from service as an Eligible Director.  Any cash distributed in lieu of fractional shares shall be determined based upon the Fair Market Value of IBC Common Stock on the day immediately preceding the date of payment.

(c)           Retirement-Deferred Stock Account-Installment Distribution.  If a participant has elected pursuant to his or her Election to Participate to have his or her Deferred Stock Account paid in annual installments, IBC Stock Units credited to the participant's Deferred Stock Account shall be payable in whole shares of IBC Common Stock (together with cash in lieu of fractional shares) in an amount equal to the number of IBC Stock Units then credited to his or her account, divided by the number of remaining annual installments, consistent with the participant's effective Election to Participate, the first installment of which shall commence as of January 15 following the year in which the participant retired from service as an Eligible Director.

(d)           Termination Other Than Retirement.  If a participant's service as an Eligible Director terminates because of his or her death or if a retired director dies following his or her retirement while receiving distributions pursuant to this Plan, the participant's entire account balance shall be distributed as of January 15 of the year following the year in which the director died or his or her services as an Eligible Director otherwise terminated.

(e)           Distributions to Beneficiaries.  Each participant shall have the right to designate a beneficiary or beneficiaries to succeed to the right to receive distributions of the participant's account maintained under this Plan in the event of a participant's death.  If a participant fails to designate a beneficiary, or if the designated beneficiary dies without a contingent beneficiary being designated, distribution of the participant's account shall be made to the participant's estate.  No designation of a beneficiary shall be valid unless in writing signed by the participant, dated and filed with the Plan Administrator.  Designated beneficiaries may be changed from time to time without consent of any prior beneficiaries upon filing the beneficiary portion of the Election to Participate form with the Plan Administrator.

13.           Nonassignability.  No right to receive payments under this Plan nor any shares of IBC Common Stock credited to a participant's Current Stock Purchase or Deferred Stock Account shall be assignable or transferable by participant other than by will or the laws of descent and distribution.  The designation of a beneficiary by a participant under this Plan does not constitute a transfer.

14.           Unfunded Plan.  It is intended that this Plan constitute an "unfunded plan" with respect to the Deferred Cash Investment Accounts and the Deferred Stock Accounts of the participants.  IBC may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan as long as IBC determines that the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan; provided, however, no such trust shall be an offshore trust or otherwise violate the provisions of Section 409A of the Internal Revenue Code.  Any liability of IBC to any person with respect to any of the accounts established under the Plan shall be based solely upon contractual obligations that may be created pursuant to the Plan.  No such obligation of IBC shall be deemed to be secured by any pledge of, or other encumbrance on, any property of IBC.  Benefits payable under this Plan shall be an unsecured obligation of IBC, and to the extent that any person acquires a right to receive payments or distributions from IBC under the Plan, such right will be no greater than of any unsecured general creditor of IBC.

15.           Trust For Deferred Stock Account.  If IBC so chooses, it may, as to credits to the Deferred Stock Accounts, make contributions in cash or in shares of IBC Common Stock to a trust; provided, however, no such trust shall be an offshore trust or otherwise violate the provisions of Section 409A of the Internal Revenue Code.  Any cash contributions shall be used by the trustee to purchase shares of IBC Common Stock within ten (10) business days after the deposit of the funds.  The purchase of shares may be made by the trustee in brokerage transactions or by private purchase, including purchase from IBC.  All shares held by the trust shall be held in the name of the trustee.  All IBC Common Stock or cash held in a trust shall be held on a commingled basis and shall be subject to the claims of general creditors of IBC.  All IBC Common Stock held in any such trust shall be voted by the trustee in its discretion.

16.           Fair Market Value Defined.  The term "Fair Market Value" as used in this Plan shall mean the consolidated closing bid price per share of IBC Common Stock, as determined in accordance with NASDAQ Marketplace Rules.

17.           Retirement Defined.  As used in this Plan, the terms "retirement" and "retire" shall mean voluntary or involuntary resignation, termination of service based upon attainment of a mandatory retirement age or termination of service as a result of not being reelected or any other termination not as a result of death.

18.           Rules of Construction.  Headings are given to the sections of the Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation or provision of law shall be construed to refer to any amendment to or successor of such provision of law.  The Plan shall be construed and interpreted in accordance with Michigan law.  The Plan is intended to be construed so that participation in the Plan will be exempt from Section 16(b) of the Exchange Act pursuant to regulations and interpretations issued from time to time by the Securities and Exchange Commission.

19.           Withholding.  No later than the date as of which an amount first becomes includable in the gross income of a participant for federal income tax purposes with respect to any participation under the Plan, the participant shall pay to IBC, or make arrangements satisfactory to IBC regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.

20.           Regulatory Restrictions.  All certificates for shares of IBC Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as IBC may deem advisable under the rules, regulations and other requirements of IBC, any stock exchange or stock market upon which the IBC Common Stock is then listed or traded and any applicable Federal, state or foreign securities law, and IBC may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

21.           Amendment and Termination.  The IBC Board of Directors may at any time terminate, suspend or amend this Plan.  However, no such action shall be taken with respect to Plan Fees credited to the account of a participant under this Plan prior to the time of the action unless the IBC Board of Directors determines that the action would not be materially adverse to the participants in the Plan.

22.           Effective Date of Plan.  The Plan became effective on April 1, 1997 and was amended and restated in its entirety as of March 8, 2011.